Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles	Goodwill and Other Intangibles
Changes in the carrying amount of goodwill, for the years ended December 31, 2020 and 2019 are as follows:

	Agriculture	Construction	Commercial & Specialty Vehicles	Powertrain	Financial Services	Total
	(in millions)
Balance at January 1, 2019	$1,646	$587	$62	$5	$153	$2,453
Impact of foreign exchange and other	6	—	(3)	—	2	5
Acquisitions	80	—	—	—	—	80
Balance at December 31, 2019	$1,732	$587	$59	$5	$155	$2,538
Foreign currency translation and other	(37)	(2)	6	2	2	(29)
Goodwill impairment charge	—	(585)	—	—	—	(585)
Balance at December 31, 2020	$1,695	$—	$65	$7	$157	$1,924

Impairment testing for goodwill is done at a reporting unit level. Under the goodwill impairment test, CNH Industrial’s estimate of the fair value of the reporting unit is compared with its carrying value. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. CNH Industrial has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary.
Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs. During the second quarter of 2020, the Company considered whether a quantitative interim assessment of goodwill for impairment was required as a result of the significant economic disruption caused by the COVID-19 pandemic. Based on the internal and external sources of information considered through June 30, 2020, including the current and expected future economic and market conditions surrounding the COVID-19 pandemic and its impact on each of the reporting units, industry and market considerations, overall financial performance (both current and projected), as well as the amount by which the fair value of the Company’s reporting units exceeded their respective carrying values at the date of the last quantitative assessment, the Company, as part of the qualitative assessment performed, determined these conditions indicated that it was more likely than not that the carrying value of the Construction reporting unit exceeded its fair value as of June 30, 2020. At June 30, 2020, CNH Industrial completed a quantitative impairment assessment for the Construction reporting unit which resulted in a fair value below carrying value. Based on the assessment, the Company recognized a goodwill impairment charge of $585 million for the Construction reporting unit.
At December 31, 2020, the vast majority of goodwill, representing approximately 96% of the total, related to Agriculture (88%) and Financial Services (8%) and as such, the impairment testing of these reporting units is discussed in detail below.
The carrying values for each reporting unit include material allocations of the Company’s assets and liabilities and costs and expenses that are common to all of the reporting units. CNH Industrial believes that the basis for such allocations has been consistently applied and is reasonable.
CNH Industrial determines the fair value of its reporting units using multiple valuation methodologies, relying largely on an income approach but also incorporating value indicators from a market approach, with reference to the reporting units with the most significant allocated goodwill.
Under the income approach, CNH Industrial calculates the fair value of a reporting unit based on the present value of estimated future cash flows. The income approach is dependent on several critical management assumptions, including estimates of future sales in the discrete future period and the weighted average cost of capital (discount rate), and also less significant assumptions such as gross margins, operating costs, income tax rates, terminal value growth rates, capital expenditures, and changes in working capital requirements. Discount rate assumptions include an assessment of the risk inherent in the future cash flows of the respective reporting units. Expected cash flows used under the income approach are developed in conjunction with CNH Industrial budgeting and forecasting process.
Under the market approach, CNH Industrial estimates the fair value of the Agriculture reporting unit using earnings before interest, tax, depreciation and amortization multiples and estimates the fair value of the Financial Services reporting unit using book value multiples. The multiples are derived from comparable publicly-traded companies with similar operating and investment characteristics as the respective reporting units. The guideline company method makes use of market price data of corporations whose stock is actively traded in a public, free and open market, either on an exchange or over-the counter basis. Although it is clear no two companies are entirely alike, the corporations selected as guideline companies must be engaged in the same, or a similar, line of business or be subject to similar financial and business risks, including the opportunity for growth.
As of December 31, 2020, the estimated fair values of the Agriculture and Financial Services reporting units exceeded the carrying value by approximately 270% and 51% respectively. Thus, we did not recognize an impairment for the respective reporting units.
The sum of the fair values of CNH Industrial’s reporting units was in excess of CNH Industrial’s market capitalization. CNH Industrial believes that the difference between the fair value and market capitalization is reasonable (in the context of assessing whether any asset impairment exists) when market-based control premiums are taken into consideration.
As of December 31, 2020, and December 31, 2019, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		2020			2019
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
		(in millions)
Other intangible assets subject to amortization:
Dealer networks	15	$311	$241	$70	$320	$224	$96
Patents, concessions, licenses and other	5-25	2,107	1,678	429	1,965	1,528	437
		2,418	1,919	499	2,285	1,752	533
Other intangible assets not subject to amortization:
Trademarks		273	—	273	273	—	273
Total Other intangible assets		$2,691	$1,919	$772	$2,558	$1,752	$806

During the second quarter of 2020, the Company recorded impairment charges of $27 million related to its Construction dealer network and $65 million related to certain software costs in its Agriculture segment. The impairments are included in "Cost of goods sold" in the Consolidated Statement of Operations.
CNH Industrial recorded amortization expense of $105 million, $112 million, and $116 million during 2020, 2019, and 2018, respectively.
Based on the current amount of other intangible assets subject to amortization, the estimated annual amortization expense for each of the succeeding 5 years is expected to be as follows: $78 million in 2021; $73 million in 2022; $66 million in 2023, $58 million in 2024; and $37 million in 2025.